CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2020
Disclosure of objectives, policies and processes for managing capital [abstract]
Summary of Brookfield Renewables strategy
Brookfield Renewable’s strategy during 2020, which was unchanged from 2019, was to maintain the measures set out in the following schedule as at December 31:

	Corporate		Consolidated
(MILLIONS)	2020	2019	2020	2019
Corporate credit facility(1)	$—	$299	$—	$299
Commercial paper(1)(2)	3	—	3	—
Debt
Medium term notes(3)	2,140	1,808	2,140	1,808
Non-recourse borrowings(4)	—	—	16,006	15,227
	2,140	1,808	18,146	17,035
Deferred income tax liabilities, net(5)	—	—	5,310	4,689
Equity
Non-controlling interest	—	—	11,100	11,086
Preferred equity	609	597	609	597
Preferred limited partners’ equity	1,028	833	1,028	833
Unitholders’ equity	9,030	7,964	9,030	7,964
Total capitalization	$12,807	$11,202	$45,223	$42,204
Debt-to-total capitalization	17%	16%	40%	40%
Debt-to-total capitalization (market value)(6)	6%	10%	27%	34%
(1)Draws on corporate credit facilities and commercial paper issuances are excluded from the debt-to-total capitalization ratios as they are not a permanent source of capital.
(2)Our commercial paper program is supplemented by our $1.75 billion corporate credit facilities with a weighted-average maturity of four years.
(3)Medium term notes are unsecured and guaranteed by Brookfield Renewable and excludes $8 million (2019: $7 million) of deferred financing fees, net of unamortized premiums.
(4)Consolidated non-recourse borrowings include $15 million (2019: $142 million) borrowed under a subscription facility of a Brookfield sponsored private fund and excludes $59 million (2019: $27 million) of deferred financing fees, net of unamortized premiums.
(5)Deferred income tax liabilities less deferred income tax assets.
(6)Based on market values of Preferred equity, Preferred limited partners’ equity and Unitholders’ equity.